UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): August 21, 2026

EXTREME NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-25711	77-0430270
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

2121 RDU Center Drive, Suite 300

Morrisville, North Carolina 27560

(Address of principal executive offices)

Registrant's telephone number, including area code:

(408) 579-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	EXTR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant

On, and effective as of, August 21, 2026, the Audit Committee (the “Audit Committee”) of the Board of Directors of Extreme Networks, Inc. (the “Company”) approved the dismissal of Grant Thornton LLP (“GT”) as the Company’s independent registered public accounting firm. Also on, and effective as of, August 21, 2026, the Audit Committee approved the appointment of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ending June 30, 2027, and related interim periods.

GT’s reports on the Company’s consolidated financial statements for the fiscal years ended June 30, 2026, and June 30, 2025, did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s fiscal years ended June 30, 2026, and June 30, 2025, and during the subsequent interim period through August 21, 2026, there were (i) no “disagreements” (within the meaning of Item 304(a)(1)(iv) of Regulation S-K) between the Company and GT on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which if not resolved to GT’s satisfaction, would have caused GT to make reference to the subject matter of the disagreements in its reports, and (ii) no “reportable events” (within the meaning of Item 304(a)(1)(v) of Regulation S-K).

Pursuant to Item 304(a)(3) of Regulation S-K, the Company provided GT with a copy of the disclosures in this Current Report on Form 8-K (this “Report”) prior to filing this Report with the Securities and Exchange Commission (the “SEC”). The Company requested that GT furnish a letter addressed to the SEC stating whether GT agrees with the statements set forth above. A copy of GT’s letter dated August 26, 2026, is filed as Exhibit 16.1 to this Report.

During the Company’s two most recent fiscal years ended June 30, 2026, and June 30, 2025, and during the subsequent interim period through August 21, 2026, neither the Company nor anyone acting on its behalf consulted Deloitte regarding either (i) the application of accounting principles to a specific transaction, completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Deloitte concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” (within the meaning of Item 304(a)(1)(iv) of Regulation S-K) or a “reportable event” (within the meaning of Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

16.1	Letter from Grant Thornton LLP to SEC dated August 26, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 26, 2026

EXTREME NETWORKS, INC.

By:	/s/ Kevin Rhodes
Kevin Rhodes
Executive Vice President, Chief Financial Officer (Principal Accounting Officer)